Equity	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Equity

Note 13—Equity

The Company is authorized to issue up to 103,000,000 shares of common stock $0.01 par value per share, including 99,000,000 shares of Class A common stock and 4,000,000 shares of Class B non-voting common stock. At December 31, 2012 and 2011, the Company had 72,776,864 and 72,628,332 shares outstanding of Class A common stock and Class B non-voting common stock, respectively. The Company is also authorized to issue 1,000,000 shares of preferred stock, $0.01 par value per share. As of December 31, 2012, no shares of preferred stock have been issued.

On December 18, 2012, the Company’s board of directors declared a special dividend of approximately $53.4 million to its stockholders. The Company recorded excess over accumulated earnings of the cash distribution amounting to $52.4 million as a return of capital reducing additional paid in capital caption in the consolidated balance sheets.

On May 9, 2012, the Company used the net proceeds from the incremental term loan and the New Notes (as described Note 11), together with cash on hand, to pay a special cash dividend of $269.8 to its stockholders. The Company recorded the excess over accumulated earnings of the cash distribution amounting to $260.2 million as a return of capital reducing additional paid in capital caption in the consolidated balance sheets.